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                            VAN KAMPEN EQUITY TRUST
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN SMALL CAP VALUE FUND

                     SUPPLEMENT DATED MARCH 4, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED JULY 31, 2003,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

     The Prospectus is hereby supplemented as follows:

     (1) The section entitled "PURCHASE OF SHARES" is supplemented with the following:

     In order to facilitate the management of the Fund's portfolio, effective as of the close of business on March 12, 2004, Van Kampen Small Cap Value Fund is suspending the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of its shares to new investors. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

     (2) Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management. In all instances, references to Van Kampen Investment Advisory Corp. are herby deleted and replaced with Van Kampen Asset Management.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    SCV SPT 3/04
                                                                     65202SPT-01